UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2025

Apollo Debt Solutions BDC
(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01424	86-1950548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57 th Street New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s telephone number, including area code):
212-515-3200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On October 29, 2025 (the “Closing Date”), Apollo Debt Solutions BDC (the “Company”) completed a $702,200,000 term debt securitization (the “2025 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by a subsidiary of the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirements.
On the Closing Date and in connection with the 2025 Debt Securitization, ADL CLO 2 LLC (the “CLO Issuer”), an indirect, wholly-owned, consolidated subsidiary of the Company, entered into a placement agency agreement (the “CLO Placement Agreement”) with RBC Capital Markets, LLC, as the placement agent (the “Placement Agent”) and Apollo Global Securities, LLC, as
co-placement
agent (the
“Co-Placement
Agent”), pursuant to which the Placement Agent and the
Co-Placement
Agent agreed to place certain of the notes issued by the CLO Issuer as part of the 2025 Debt Securitization pursuant to an indenture by and between the CLO Issuer and U.S. Bank Trust Company, National Association, as collateral trustee (the “CLO Indenture”).
The notes issued as part of the 2025 Debt Securitization consist of $0 of AAA(sf) Class A-1a Senior Secured Floating Rate Notes due 2037, which bear interest at the three-month secured overnight financing rate published by the Federal Reserve Bank of New York (“SOFR”) plus 1.45% (the “Class A-1a Notes”); $14,000,000 of AAA(sf) Class A-1b Senior Secured Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 1.65% (the “Class A-1b Notes”); $30,000,000 of AA(sf) Class A-2 Senior Secured Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 1.85% (the “Class A-2 Notes”); $56,000,000 of A(sf) Class B Secured Deferrable Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 2.20% (the “Class B Notes”); $42,000,000 of BBB-(sf) Class C Secured Deferrable Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 3.20% (the “Class C Notes” and together with the Class A-1a Notes, the Class A-1b Notes, the Class A-2 Notes and the Class B Notes, the “Secured Notes”). Additionally, on the Closing Date, the CLO Issuer will issue $128,200,000 of Subordinated Notes due 2125 (the “Subordinated Notes”), which do not bear interest. The Secured Notes together with the Subordinated Notes are collectively referred to herein as the “Notes”.
Additionally, the CLO Issuer incurred certain loans as part of the 2025 Debt Securitization, consisting of $398,500,000 of AAA(sf)
Class A-1a-L1
Loans due 2037, which bear interest at the three-month SOFR plus 1.45% (the
“Class A-1a-L1
Loans”); $7,500,000 of AAA(sf)
Class A-1a-L2
Loans due 2037, which bear interest at the three-month SOFR plus 1.45% (the
“Class A-1a-L2
Loans”); $14,000,000 of A
A
A(sf)
Class A-1b
Loans due 2037, which bear interest at the three-month SOFR plus 1.65% (the
“Class A-1b
Loans”); and $12,000,000 of AA(sf)
Class A-2
Loans due 2037, which bear interest at the three-month SOFR plus 1.85% (the
“Class A-2
Loans”, and together with the
Class A-1a-L1
Loans, the
Class A-1a-L2
Loans and the
Class A-2
Loans, the “Loans” and the Loans together with the Secured Notes, the “Secured Debt” and Secured Debt together with the Subordinated Notes, the “Debt”) incurred by the CLO Issuer on the Closing Date. The
(i) Class A-1a-L1
Loans were incurred pursuant to a
Class A-1a-L1
Credit Agreement among the CLO Issuer, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (the
“Class A-1a-L1
Credit Agreement”), (ii)
Class A-1a-L2
Loans were incurred pursuant to a
Class A-1a-L2
Credit Agreement among the CLO Issuer, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (the
“Class A-1a-L2
Credit Agreement”), (iii)
Class A-1b
Loans were incurred pursuant to a
Class A-1b
Credit Agreement among the CLO Issuer, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (the
“Class A-1b
Credit Agreement”), and
(iv) Class A-2
Loans were incurred pursuant to a
Class A-2
Credit Agreement among the CLO Issuer, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (the
“Class A-2
Credit Agreement” and together with the
Class A-1a-L1
Credit Agreement, the
Class A-1a-L2
Credit Agreement and the
Class A-1b
Credit Agreement, the “CLO Credit Agreements”).
The 2025 Debt Securitization is backed by a diversified portfolio consisting primarily of first-lien commercial loans. The Secured Debt is scheduled to mature on October 15, 2037 and the Subordinated Notes are scheduled to mature on October 15, 2125; however, the Debt may be redeemed by the CLO Issuer, at the direction of ADL CLO 2 Depositor LLC (the “CLO Retention Holder”), a wholly-owned, consolidated subsidiary of the Company, as owner of a majority of the Subordinated Notes, on any business day on or after October 15, 2027. The CLO Retention Holder acts as retention holder in connection with the 2025 Debt Securitization for the purposes of satisfying certain U.S. regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the Subordinated Notes. The Company, through the CLO Retention Holder, has retained 100% of the Class B Notes, the Class C Notes and the Subordinated Notes issued in the 2025 Debt Securitization.

The CLO Issuer intends to use the proceeds from the 2025 Debt Securitization to, among other things, purchase certain loans (“Collateral Obligations”) from time to time on and after the Closing Date from the Company pursuant to a master loan sale agreement entered into on the Closing Date (the “Loan Sale Agreement”) among the Company, the CLO Retention Holder and the CLO Issuer. Under the terms of the Loan Sale Agreement that provide for the sale of Collateral Obligations to the CLO Issuer, the Company will transfer to the CLO Retention Holder, and the CLO Retention Holder will transfer to the CLO Issuer, a portion of its ownership interest in the Collateral Obligations securing the 2025 Debt Securitization for the purchase price and other consideration set forth in the Loan Sale Agreement from time to time on and after the Closing Date. Following these transfers, the CLO Issuer, and not the CLO Retention Holder or the Company, will hold all of the ownership interest in such loans and participations. The Company made customary representations, warranties and covenants in the Loan Sale Agreement.
The Secured Debt is the secured obligation of the CLO Issuer, the Subordinated Notes are the unsecured obligations of the CLO Issuer, and the CLO Indenture and the CLO Credit Agreements governing the Debt include customary covenants and events of default. The Debt has not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.
The Company serves as collateral manager to the CLO Issuer under a collateral management agreement entered into on the Closing Date (the “Collateral Management Agreement”). Pursuant to the Collateral Management Agreement, so long as the Company is the collateral manager, the collateral management fee will equal 0.0% per annum of the fee basis amount.
The above description of the documentation related to the 2025 Debt Securitization and other arrangements entered into on the Closing Date contained in this Current Report on Form
8-K
do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, including the CLO Placement Agreement, the CLO Indenture, CLO Credit Agreements, the Collateral Management Agreement and the Loan Sale Agreement, attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, and each incorporated into this Current Report on Form
8-K
by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this current report on Form
8-K
is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Placement Agency Agreement, dated as of October 29, 2025, by and among ADL CLO 2 LLC, as issuer, RBC Capital Markets, LLC, as placement agent and Apollo Global Securities, LLC, as co-placement agent.

10.2	Indenture, dated as of October 29, 2025, by and between ADL CLO 2 LLC, as issuer and U.S. Bank Trust Company, National Association, as collateral trustee.

10.3	Class A-1a-L1 Credit Agreement, dated as of October 29, 2025, by and among ADL CLO 2 LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto.

10.4	Class A-1a-L2 Credit Agreement, dated as of October 29, 2025, by and among ADL CLO 2 LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto.

10.5	Class A-1b Credit Agreement, dated as of October 29, 2025, by and among ADL CLO 2 LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto.

10.6	Class A-2 Credit Agreement, dated as of October 29, 2025, by and among ADL CLO 2 LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto.

10.7	Collateral Management Agreement, dated as of October 29, 2025, by and between ADL CLO 2 LLC, as issuer, and Apollo Debt Solutions BDC, as collateral manager.

10.8	Master Loan Sale Agreement, dated as of October 29, 2025, by and among Apollo Debt Solutions BDC, as transferor, ADL CLO 2 Depositor LLC, as retention holder and ADL CLO 2 LLC, as issuer.

104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO DEBT SOLUTIONS BDC

Date: October 30, 2025	By:	/s/ Kristin Hester
		Name:	Kristin Hester
		Title:	Chief Legal Officer and Secretary